UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2004

The St. Joe Company
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-10466	59-0432511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, Florida		32202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	904-301-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2004, the registrant's Board of Directors approved the amendment and restatement of the registrant's bylaws (the "Amended Bylaws"), effective immediately. In addition to the amendments described below, the Amended Bylaws include certain changes to comply or be consistent with Florida law and make various technical corrections.

Notice of Meetings of Shareholders. The Amended Bylaws provide that meeting notices to shareholders may be delivered by any means permitted by Florida law. The former Bylaws did not permit means of delivery other than mail. This amendment will allow delivery by e-mail and will automatically update the Bylaws to allow the Company to use any other means of notice that may become authorized under Florida law in the future.

Directors. The Amended Bylaws reduce the minimum number of directors from nine to eight to reflect current board size.

Notice of Special Meetings of the Board of Directors. The Amended Bylaws permit delivery of notices of special meetings of the board of directors by e-mail. While the former bylaws included various alternative means of delivery, e-mail was not included.

Indemnification of Directors and Officers. The indemnification provision of the Amended Bylaws provides that the registrant shall indemnify officers and directors and may indemnify other employees and agents, in each case to the fullest extent permitted by the Florida Business Corporation Act. The Amended Bylaws also prevent an amendment of the Florida Business Corporation Act or the registrant's bylaws in the future from impairing the right to indemnification provided prior to such amendment. The indemnification provision in the former bylaws did not allow the registrant to avail itself of the full scope of indemnification permitted by Florida law.

Shareholder Nomination of Directors. The Amended Bylaws provide that shareholders must give notice of an intent to nominate a director 120 to 150 days prior to the anniversary of the prior year's annual meeting notice, which is consistent with the deadline for notice of intent for other shareholder proposals. The former bylaws had a deadline for notice of intent to nominate a director of 90 days prior to the anniversary of the prior year's annual meeting notice.

The foregoing description is a summary of the provisions adopted by the Amended Bylaws. This summary is not intended to be complete, and is qualified in its entirety by reference to the Company’s Amended Bylaws attached hereto as Exhibit 3.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The St. Joe Company

December 17, 2004	By:	/s/ Christine M. Marx

Name: Christine M. Marx
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3	The St. Joe Company Amended and Restated Bylaws